EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Tim Chen, Chief Executive Officer and Chairman of the Board of Directors of NerdWallet, Inc. (the “Company”), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:	March 24, 2022	/s/ Tim Chen
Tim Chen
Chief Executive Officer and Chairman of the Board of Directors